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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                JANUARY 27, 2000

                        MARKETING SPECIALISTS CORPORATION
             (Exact name of registrant as specified in its charter)


    DELAWARE                           0-24667                   04-341183
 (State or other                     (Commission               (IRS employer
 jurisdiction of                     file number)            identification no.)
incorporation or
  organization)

                       17855 N. DALLAS PARKWAY, SUITE 200
                               DALLAS, TEXAS 75287
              (Address and zip code of principal executive offices)

               Registrant's telephone number, including area code:
                                 (972) 349-6200

                                   ----------

                          Merkert American Corporation
                               490 Turnpike Street
                           Canton, Massachusetts 02021
                            (Former name and address)

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ITEM 5.  OTHER EVENTS

         On January 27, 2000, Marketing Specialists Sales Company, a Texas corporation and wholly-owned subsidiary of the Registrant, acquired the assets of Johnson-Lieber, Inc. On January 28, 2000, the Registrant issued a press release announcing this acquisition. A copy of this press release is filed as
Exhibit 99.1 hereto.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) EXHIBITS

             The following Exhibits are filed herewith:

             99.1 Press Release issued by the Registrant on January 28, 2000 regarding the acquisition of the assets of Johnson-Lieber, Inc.


                            [SIGNATURE PAGE FOLLOWS]


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       MARKETING SPECIALISTS CORPORATION


                                       By: /s/ TIMOTHY M. BYRD
                                           -------------------------------------
                                           Timothy M. Byrd
                                           Chief Financial Officer

Date: February 1, 2000

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                                  EXHIBIT INDEX


EXHIBIT
NO.            DESCRIPTION
-------        -----------
99.1*          Press Release issued by the Registrant on January 28, 2000 regarding the acquisition of the assets of Johnson-Lieber, Inc.


*  filed herewith